EXHIBIT 10.50



                   SIXTH AMENDMENT TO SECURED CREDIT AGREEMENT
                   -------------------------------------------

                  This Sixth Amendment to Secured Credit Agreement (this "AGREEMENT") is dated as of October 26, 1999 by and among Gibraltar Packaging Group, Inc., a Delaware corporation (the "BORROWER"), the financial institutions parties to the Credit Agreement (as defined herein) (collectively, the "LENDERS" and individually, a "LENDER") and First Source Financial LLP, as Agent for the Lenders (the "AGENT").


                                    RECITALS
                                    --------

                  WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Secured Credit Agreement, dated as of July 31, 1998 (the "ORIGINAL CREDIT AGREEMENT"), as amended by that certain First Amendment to Secured Credit Agreement, dated as of September 1, 1998 (the "FIRST AMENDMENT"), that certain Second Amendment to Secured Credit Agreement, dated as of November 13, 1998 (the "SECOND AMENDMENT"), that certain Third Amendment to Secured Credit Agreement, dated as of February 12, 1999 (the "THIRD AMENDMENT"), that certain Fourth Amendment to Secured Credit Agreement, dated as of May 14, 1999 (the "FOURTH AMENDMENT") and that certain Fifth Amendment to Secured Credit Agreement, dated as of September 29, 1999 (the "FIFTH AMENDMENT"); the Original Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, is collectively referred to herein as the "SECURED CREDIT AGREEMENT"), among the Borrower, the Agent and the Lenders;

                  WHEREAS, the Borrower wishes, and the Agent and the Lenders are willing, to amend certain provisions of the Secured Credit Agreement and to waive compliance with certain provisions of the Secured Credit Agreement, all on the terms and conditions set forth in this Agreement.

                  WHEREAS, First Source Financial LLP and LaSalle Business Credit, Inc. are the only Lenders which are parties to the Secured Credit Agreement as of the date hereof; and

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

                                    AGREEMENT
                                    ---------

         1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings as set forth in the Secured Credit Agreement.

         2.       Amendments to Secured Credit Agreement.
                  ---------------------------------------

                  (a) Section 1.1 of the Secured Credit Agreement is hereby amended by inserting the following new definitions in alphabetical order:

                           "NIEMAND" shall mean Niemand Industries, Inc., a Delaware corporation.

                           "NIEMAND LEASE" shall mean that certain Lease, dated ______________, 1999, between Niemand, as landlord, and Tekpak, Inc., as tenant.

                           "RENTAL PAYMENTS" shall mean all Annual Rent received by Niemand pursuant to the terms of the Niemand Lease.

                  (b) Section 2.5(c) of the Secured Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                           (c) Additionally, upon receipt by Borrower of any Unapplied Insurance or Condemnation Proceeds except as to Inventory, Asset Sale Proceeds, Equity Sale Proceeds, Rental Payments or proceeds of any refinancing of the Liabilities or other source of funds (other than revenue derived in the ordinary course of business) of the Borrower and its Subsidiaries, Borrower shall make a mandatory prepayment of the Term Loans in the amount thereof, subject to Agent's right to otherwise apply such payments after the occurrence and during the continuance of an Event of Default. Each such payment shall be accompanied by: (I) accrued interest on such principal amount; provided however, that accrued interest on Rental Payments shall be paid as set forth in Section 4.5); (ii) amounts payable under Section 4.4(f), if any; and, (iii) with respect to reductions as a result of any prepayment described in Section 2.8, the Prepayment Premium required under such Section. Each such payment shall be applied to reduce the remaining regularly scheduled principal installments of the Term Loans in inverse order of their maturities.

                  (c) Section 11.17 of the Secured Credit Agreement is hereby amended by adding the following sentence at the end thereof:

         Borrower shall not permit Niemand to enter into or permit to exist any amendment or modification of the Niemand Lease.

         3. Representations and Warranties. To induce the Agent and the Lenders to enter into this Agreement and to make all future Loans under the Secured Credit Agreement, the Borrower represents and warrants to the Agent and the Lenders that:

                  (a) Due Authorization, etc. The execution, delivery and performance by the Borrower of this Agreement executed as of the date hereof are within its corporate powers, have been duly authorized by all necessary corporate action (including without limitation, shareholder approval, if any shall be required), have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any Requirement of Law or Contractual Obligation binding upon such entity. This Agreement is the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.

                  (b) Certain Agreements. To the best of the Borrower's knowledge, on the date hereof all warranties of the Borrower thereto set forth in the Secured Credit Agreement, as amended hereby, are true and correct in all material respects, without any waiver or modification thereof and no default of any party exists under the Secured Credit Agreement or any Related Document.

                  (c) Financial Information. All balance sheets, all statement of operations, of shareholders' equity and of changes in financial position, and other financial data which have been or shall hereafter be furnished to the Agent for the purposes of or in connection with this Agreement have been and will be prepared in accordance with GAAP consistently applied throughout the periods involved and do and will, present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby.

                  (d) Litigation. No material litigation (including, without limitation, derivative actions), arbitrations, governmental investigation or proceeding or inquiry shall, on the date hereof, be pending which was not previously disclosed in writing to the Agent and no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigations, or proceeding or inquiry previously disclosed to the Agent in writing.

         4. Conditions to Effectiveness. This Agreement shall be effective as of October 26, 1999 upon the satisfaction of the conditions set forth in this
Section 4 and delivery of the following documents to the Agent on or prior to the date hereof (unless another date is specified), in form and substance satisfactory to the Agent and the Lenders:

                  (a) Agreement. The Borrower shall have delivered to the Agent executed originals of this Agreement.

                  (b) Consents and Acknowledgments. The Borrower shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Agreement.

                  (c) No Default. As of the date hereof after giving effect to this Agreement, no Unmatured Event of Default or Event of Default under any Related Document shall have occurred and be continuing.

         5.       Affirmation of Guaranties.

         Each Guarantor (i) consents to and approves the execution and delivery of this Agreement by the Borrower, the Agent and the Lenders, (ii) agrees that this Agreement does not and shall not limit or diminish in any manner its obligations under its Guaranty or under any of the other Related Documents to which it is a party, (iii) agrees that this Agreement shall not be construed as requiring the consent of any Guarantor in any other circumstance, (iv) reaffirms its obligations under its Guaranty and all of the other Related Documents to which it is a party, and (v) agrees that its Guaranty and such other Related Documents remain in full force and effect and are each hereby ratified and confirmed.

         6.       Miscellaneous.
                  --------------

                  (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                  (b) Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Wherever possible each provision of this Agreement shall be interpreted in such manner to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provision of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  (d) Successors and Assignees. This Agreement shall be binding upon the Borrower, the Agent, the Lenders and their respective successors and assignees, and shall inure to the sole benefit of the Borrower, the Agent, the Lenders and their successors and assignees.

                  (e) References. Any reference to the Secured Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

                  (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Secured Credit Agreement, any Note or any of the Collateral Documents provided to furnish security therefor. The parties hereto expressly do not intend to extinguish the Secured Credit Agreement, any Note or the Collateral Documents. Instead, it is the express intention of the parties hereto to reaffirm the existence of the indebtedness created under the Secured Credit Agreement which is evidenced by Notes and secured by the various Collateral Documents. The Secured Credit Agreement and each of the Related Documents as amended hereby remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Secured Credit Agreement or any Related Document to which the Lenders and the Agent are a party nor constitute a waiver of any provision in or Event of Default or Unmatured Event of Default (now or hereafter existing) under the terms of the Secured Credit Agreement or any Related Document.

                  (g) Fees and Expenses. In accordance with Section 14.4 of the Secured Credit Agreement, the Borrower agrees to pay on demand all fees, costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Agreement.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 GIBRALTAR PACKAGING GROUP, INC., as Borrower


                                 By:    /s/ John W. Lloyd
                                 Name Printed:    John W. Lloyd
                                 Title:    Executive Vice President


                                 FIRST SOURCE FINANCIAL LLP,
                                          as Agent and a Lender

                                 By:      First Source Financial, Inc.
                                 Its:     Manager


                                          By:    /s/ Kathi J. Inorio
                                          Name Printed:    Kathi J. Inorio
                                          Title:   Vice President


                                 LASALLE BUSINESS CREDIT, INC.,
                                          as a Lender


                                 By:    /s/ Ellen T. Cook
                                 Name Printed:    Ellen T. Cook
                                 Title:   Vice President


                                 RIDGEPAK CORPORATION, as a Guarantor


                                 By:    /s/ John W. Lloyd
                                 Name Printed:     John W. Lloyd
                                 Title: Secretary


                                NIEMAND HOLDINGS, INC., as a Guarantor


                                By:    /s/ John W. Lloyd
                                Name Printed:   John W. Lloyd
                                Title:   Secretary


                                      S-1
                              [TO SIXTH AMENDMENT]

                                NIEMAND INDUSTRIES, INC., as a Guarantor


                                By:    /s/ John W. Lloyd
                                Name Printed:    John W. Lloyd
                                Title: Secretary


                                BURLINGTON HOLDINGS, INC. (f/k/a GB Labels, Inc.), as a Guarantor


                                By:    /s/ John W. Lloyd
                                Name Printed:    John W. Lloyd
                                Title:   Secretary


                                STANDARD PACKAGING AND PRINTING CORP., as a
                                Guarantor


                                By:    /s/ John W. Lloyd
                                Name Printed:    John W. Lloyd
                                Title:   Secretary





                                      S-2
                              [TO SIXTH AMENDMENT]